EXHIBIT 10.1.27

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, IS OMITTED AND IS NOTED WITH **. A COPY OF THIS AGREEMENT, INCLUDING ALL INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

August 16, 2004

Mr. Chris Michaels
Chief Executive Officer
American Team Managers Insurance Services, Inc.
1030 North Armando Street
Anaheim, CA 92806

Dear Chris:

     This letter agreement (the “Agreement”) dated as of August 16th, 2004, by and between American Team Managers Insurance Services, Inc., a California C Corporation (“ATM”), and Specialty Underwriters’ Alliance, Inc., a Delaware corporation (“SUA”), confirms the parties’ understanding as to certain terms and conditions relating to the issuance by SUA to ATM of shares of Class B Common Stock, par value $.01 per share (the “Class B Stock”).

     SUA and ATM are parties to that certain Securities Purchase Agreement, dated May 1, 2004 (the “Purchase Agreement”), as amended and restated, whereby ATM agreed to purchase such number of shares of Class B Stock (the “Shares”) as determined herein for an aggregate purchase price of $**. Such purchase shall be contingent on the closing of an Initial Public Offering by SUA. For purposes hereof, an “Initial Public Offering” shall mean a public equity offering of the capital stock of SUA in which the proceeds to SUA are not less than $100,000,000.00, before deduction of underwriting commissions, placement agent fees or similar charges, and other offering expenses. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

**	This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission

     After the closing of a Public Offering, the price of each share of Class B Stock shall equal the fair market value of one share of SUA’s common stock, par value $.01 per share (the

“Common Stock”), on such date, to be calculated as follows: (i) if the Common Stock is listed or admitted to trading on a national securities exchange, the last reported sale price of the Common Stock, regular way, on such day or in case no sale takes place on such day, the average of the reported closing bid and asked prices of the Common Stock, regular way, on such day, in either case as reported on such exchange; or (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange, but is listed on the NASDAQ

National Market, the closing sale price of the Common Stock on such day, or in case no sale is publicly reported for such day, the average of the representative closing bid and asked quotations for the Common Stock, as reported on NASDAQ; or (iii) if the Common Stock is not listed or admitted to trading on the NASDAQ National Market, the average of the bid and asked prices for the Common Stock as furnished for such day by NASDAQ, or, if not furnished by NASDAQ, by any New York Stock Exchange, Inc. member firm regularly making a market in the Common Stock and selected for such purpose by the SUA’s board of directors.

     Notwithstanding the terms of the Purchase Agreement, the parties hereby agree that ATM shall pay the Purchase Price in installments as set forth in the Promissory Note (the “Note”), the terms of which are incorporated herein by reference. Upon payment by ATM of each installment of the Purchase Price, as set forth in the Note, SUA shall deliver to ATM such number of shares of Class B Stock as can be purchased for the amount of such payment, as calculated above. The date of each payment and delivery of shares of Class B Stock shall be defined as a “Closing Date.”

     This Agreement may not be amended or changed without the written consent of SUA and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Sincerely,

SPECIALTY UNDERWRITERS’ ALLIANCE, INC.

		By:	/S/ Courtney C. Smith

Name: Courtney C. Smith
Title: President & CEO

ACCEPTED AND AGREED:

AMERICAN TEAM MANAGERS INSURANCE SERVICES, INC.

By:	/S/ Chris Michaels

Name: Chris Michaels
Title: Chief Executive Officer